Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,612,240.43
Previously Paid Amount	0.00
Total Fee Amount	1,189.35
Total Offset Amount	0.00
Net Fee	$ 1,189.35